UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  FORM 8-K/A-2

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 3, 2002

                                 XOX CORPORATION

             (Exact name of registrant as specified in its charter)



           Delaware                     333-05112-C              93-0898539
     ----------------------------------------------------------------------
(State or other jurisdiction            (Commission           (I.R.S. Employer
     of incorporation)                  File Number)         Identification No.)


          1325 East 79th Street, Suite 6, Bloomington, Minnesota 55425
          ------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (952) 876-0527

                                 Not applicable.
                                 ---------------
         (Former name or former address, if changed since last report.)


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On July 17, 2002, the registrant, XOX Corporation ("XOX"), filed a Current
Report on Form 8-K with the Securities and Exchange Commission ("SEC") reporting the merger of Tele Digital Development, Inc. ("Tele Digital") with TD Acquisition, Inc., then a wholly-owned subsidiary of XOX. On September 16, 2002, XOX filed with the SEC a Form 8-K/A-1 to file the required audited financial statements and pro forma financial information.

As described in the Current Report on Form 8-K filed on July 17, 2002, for accounting purposes, the merger is being accounted for as a reverse acquisition, with Tele Digital as the acquirer. The historical financial statements of Tele Digital become the historical financial statements of XOX, and the assets and liabilities of XOX are accounted for as required under the purchase method of accounting. Results of operations of XOX are included in the financial statements from July 3, 2002, the effective date of the merger.

This form 8-K/A-2 is being filed to correct the following omissions in the Form 8-K/A-1 filed on September 16, 2002.

         The actual number of common shares outstanding as of June 30, 2002 was reduced by 157,693 shares. As a result, common stock was decreased by $1,577 and additional paid in capital was increased by $1,577.

         As of June 30, 2002, the Company had additional inventory of $1,188,000, additional short-term loans of $1,308,000 and additional accrued liabilities by $27,395. In addition, for the six months ended June 30, 2002, the Company had additional cost of goods sold of $120,000 and additional interest expense of $27,395. These adjustments are being made to properly reflect the purchase and financing of inventory during the second quarter of 2002. These adjustments resulted in an increase in net loss of $147,395 for the six months ended June 30, 2002.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

The following auditors' report and financial statements for Tele Digital are attached as Exhibit 99.1:


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Balance Sheets as of December 31, 2001 and 2000 and June 30, 2002

Statements of Operations for the years ended December 31, 2001 and 2000 and six months ended June 30, 2002 and 2001

Statements of Deficit in Stockholders' Equity for the years ended December 31, 2001 and 2000 and six months ended June 30, 2002

Statements of Cash Flows for the years ended December 31, 2001 and 2000 and six months ended June 30, 2002 and 2001


                          NOTES TO FINANCIAL STATEMENTS

(b) Pro forma financial information.

The following unaudited pro forma condensed combined financial statements are attached hereto as Exhibit 99.2:

         PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF JUNE 30, 2002

Pro Forma financial information for the year ended December 31, 2001 and six months ended June 30, 2002


           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(c) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K/A-2:

23.1 Consent of Grant Thornton LLP.

99.1 Financial statements of Tele Digital Development, Inc. as of December 31, 2001 and for the two years ended December 31, 2000 and 2001 and as of June 30, 2002 and for the six months ended June 30, 2002.

99.2 Pro forma financial information as of December 31, 2001 and for the year ended December 31, 2001 and as of June 30, 2002 and for the six months ended June 30, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  XOX CORPORATION


                                           BY: /S/ RICHARD L. BARNABY
                                               ---------------------------------
                                           RICHARD L. BARNABY
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER